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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2003


                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



            001-13255                                    43-1781797
            ---------                                    ----------
           (COMMISSION                                (IRS EMPLOYER
           FILE NUMBER)                             IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed as part of this report:

         Exhibit Number                       Description
         --------------                       -----------

             99.1                Press Release dated January 31, 2003,
                                 issued by Solutia Inc.


ITEM 9.  REGULATION FD DISCLOSURE

         On January 31, 2003, Solutia Inc. issued a press release announcing Solutia's financial results for the fourth quarter of 2002 and the full year. A copy of that press release is attached as an exhibit to this report and is incorporated here by reference.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.




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                                 SIGNATURES

            PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                                  SOLUTIA INC.
                                    -----------------------------------------
                                                  (Registrant)


                                              /s/ Karen L. Knopf
                                    -----------------------------------------
                                              Assistant Secretary









DATE: JANUARY 31, 2003




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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

   Exhibit Number                          Description
   --------------                          -----------

       99.1        Press release dated January 31, 2003, issued by Solutia Inc.